SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT UNDER SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
_________________________

Date of Report (Date of earliest event reported): October 30, 2004

MC SHIPPING INC.
(Exact name of the registrant as specified in its charter)
_________________________

LIBERIA	1-10231	98-0101881
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
___________________________

Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)
_________________________

441-295-7933
(Registrant's telephone number, including area code)
_________________________

TABLE OF CONTENT

Item 1.01.
On October 30, 2004, Mr. Guy Morel resigned as Director of the Company. He is replaced by Mr. Tullio Biggi, President and Chief Executive Officer of the V Ships group.
_________________________

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MC SHIPPING INC.

Date : November 5, 2004	/S/ A.S. CRAWFORD
Antony S. Crawford
Chief Executive Officer
(Principal Executive Officer)